SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 31, 1997



                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


   VIRGINIA                       0-23954                      54-1589139
(State of                       (Commission                  (IRS Employer
incorporation)                  File Number)                Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                     23219
         (Address of principal                                 (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index


Item 2.  Acquisition or Disposition of Assets

Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Barrington Parc Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Barrington Parc Apartments) *

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Barrington Parc Apartments)*

         b.       Independent Auditors' Report
                  (St. Regis (formerly Sterling Arbor) Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (St. Regis (formerly Sterling Arbor) Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (St. Regis (formerly Sterling Arbor) Apartments)*

         c.       Independent Auditors' Report
                  (Remington Place (formerly Sterling Place) Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Remington Place (formerly Sterling Place) Apartments)*




----------
* To be filed by amendment.

                  Note to Historical Statement of Income and Direct Operating
                  Expenses    (Remington   Place   (formerly   Sterling   Place)
                  Apartments)*

         d. Pro Forma Statement of Operations for the Nine Months ended September 30, 1997 (unaudited)*

                  Pro Forma Balance Sheet as of
                  September 30, 1997 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

         e.       Exhibits

                  10.1     Purchase Contract for Barrington Parc Apartments

                  10.2     Purchase  Contract for St. Regis  (formerly  Sterling
                            Arbor) Apartments

                  10.3     Purchase   Contract  for  Remington  Place  (formerly
                            Sterling Place) Apartments

                  23.1     Consent of Independent Auditors*

                  23.2     Consent of Independent Auditors*

                  23.3     Consent of Independent Auditors*



----------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets


                           BARRINGTON PARC APARTMENTS
                                Norcross, Georgia


     On October 31, 1997, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Barrington Parc Apartments, a 188-unit apartment complex located at 1405 Beaver Ruin Road, Norcross, Georgia (the "Property"). Norcross is just outside Atlanta.

     The Company purchased the Property from an affiliate of Winthrop Financial Associates, which is unaffiliated with the Company. The purchase price was $7,850,000, all of which was borrowed by the Company under the Company's unsecured line of credit. Title to the Property was conveyed to the Company by limited warranty deed.

     Location. The Property is located off of Buford Highway in Norcross, Georgia, within Gwinnett County, just outside Atlanta, Georgia. The following information concerning the metropolitan Atlanta area is based in part upon information provided by the greater Atlanta Chamber of Commerce.

     The economy of the greater Atlanta area is diverse, and includes as significant sectors manufacturing, transportation, distribution, retailing, wholesaling, finance, government, research, education and medicine. More than 80% of the Fortune 500 industrial companies and over 1,800 local manufacturing firms have operations in the area. Atlanta is the national headquarters of Coca-Cola, Cable News Network, Delta Air Lines, United Parcel Service, Home Depot and Holiday Inn Worldwide. The city is also headquarters for the Sixth District Federal Reserve Bank.

     The convention and visitor trade is also one of Atlanta's primary industries and has an important impact on the overall economy of the city. Atlanta's hosting of the 1996 Centennial Olympic Games furthered its visibility as an important city internationally.

     Atlanta sits at the junction of three major Interstate Highways (I-20, I-75 and I-85), and I-285 (Perimeter Highway) encircles the city. There are several airports in the area, but the principal airport is Hartsfield-Atlanta International Airport, which had over 60,000 flights and over 4.5 million passengers in 1994. Atlanta also has a rapid rail transit system (known as the Metropolitan Atlanta Rapid Transit Authority, or "MARTA").

     Gwinnett County had the highest population growth rate of any large county in the United States during the 1980's. From 1980 to 1990, Gwinnett County added almost 190,000 new residents, and the forecasted population growth for Gwinnett County from 1990 to 2000 is 142,000.

     The immediate area surrounding the Property consists of other multi-family and single-family housing and commercial and retail development. The Property is proximate to businesses, major shopping, entertainment, schools and churches. The Property is approximately one mile east of Interstate 85 and six miles from Interstate 285.

     Description of the Property. The Property consists of 188 garden and townhouse style apartment units in 21 two- and three-story buildings on approximately 18 acres of land. The Property was built in 1986.

     The Company believes that the Property is generally in good condition and has been well maintained. The Company has budgeted $131,000 for certain renovations to the Property, including clubhouse renovations, wood and trim replacement, exterior painting and resealing, and restriping of parking areas.

     The Property offers several types of units. The unit mix and rents currently being charged new tenants are as follows:


                                                                 APPROXIMATE
                                                               INTERIOR SQUARE       MONTHLY
QUANTITY                              TYPE                         FOOTAGE           RENTAL
--------                              ----                         -------           ------
   28          One bedroom/one bathroom                              700              $600
   6           One bedroom/one bathroom                              800               620
   28          One bedroom/one bathroom                              800               635
   12          One bedroom/one bathroom townhouse                    900               660
               (middle)
   12          One bedroom/one bathroom townhouse                    900               690
               (end)
   30          Two bedrooms/two bathrooms (split)                   1,000              710
   30          Two bedrooms/two bathrooms (split)                   1,100              760
   14          Two bedrooms/two bathrooms                           1,000              715
   14          Two bedrooms/two bathrooms                           1,100              735
   14          Two bedrooms/two bathrooms                           1,100              755

     The apartments provide a combined total of approximately 176,000 square feet of net rentable area.

     Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bath apartment unit (1,100 square feet) rented for $545 in 1992, $560 in 1993, $595 in 1994, $650 in 1995, and $680 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.56, $6.75, $7.17, $7.83, and $8.19, respectively.

     The buildings are wood-frame construction on concrete slabs. Exteriors are cedar siding. The buildings have pitched roofs covered with asphalt shingles.

     Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each apartment unit includes full-sized washer/dryer connections, a pantry, a wood-burning fireplace, a breakfast bar, overhead directional lighting, mini-blinds and walk-in closets. Each kitchen is equipped with a refrigerator/freezer with icemaker, electric range and oven, dishwasher and garbage disposal. The owner of the property supplies cold water, sewer service and trash removal. The tenants pay for their electricity service, which includes heating, air-conditioning, cooking, hot water and lights.

     The Property has an outdoor swimming pool and jacuzzi, a lighted tennis court, a sand volleyball court, a laundry facility, a fitness center with showers, and a car wash area. The Property also has a clubhouse that includes a fireplace, kitchen, entertainment area and leasing office. There is ample paved parking for tenants.

     There are at least seven apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are lower when compared with those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 90 %.

     According to information provided by the Seller, physical occupancy at the Property averaged approximately 94% in 1992, 95% in 1993, 95% in 1994, 95% in 1995, 91% in 1996, and 91% during the first six months of 1997. On October 14, 1997, the Property was 86% occupied.

     The tenants are a mix of white-collar and blue-collar workers, students and retired persons.

     For 1996, Gwinnett County specified an assessed value for the Property equal to $6,800,000. The taxable value is equal to 40% of the assessed value, or $2,720,000. The tax rate was $0.034450, and the total real estate taxes were calculated as $93,704.

     The basis of the depreciable residential real property portion of the Property (currently estimated at about 5,440,000) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Property on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

     The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

     Material  Factors  Considered  in  Assessing  the  Property.   The  factors
considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following.

     1. The Company believes that the greater Atlanta, Georgia metropolitan area will continue to enjoy steady population increase and steady economic development and that such increase and development will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the Property is located in a particularly desirable part of the Atlanta metropolitan area.

     2. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition. The Company also believes that the Property will benefit from additional renovations to be undertaken by the Company.

     3. The Property has an advantageous location in Gwinnett County, one of the nation's largest and fastest growing commercial areas.

     The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.

                 ST. REGIS (formerly Sterling Arbor) APARTMENTS
                             Raleigh, North Carolina


     On October 31, 1997, the Company purchased the Sterling Arbor Apartments, a 180- unit apartment complex located at 6210 St. Regis Circle, Raleigh (Wake County), North Carolina (the "Property"). The Company has changed the name of the Property to the "St. Regis Apartments."

     The Company purchased the Property from Mrs. Robert L. Grubb, who is not affiliated with the Company. The purchase price was $9,800,000. The entire purchase price was borrowed under the Company's unsecured line of credit and title to the Property was conveyed to the Company by limited warranty deed.

     Location. The Property is located off of Western Boulevard and Farmgate Road in Raleigh, North Carolina. The following information is based in part on information provided by the Raleigh Chamber of Commerce.

     The Raleigh/Durham Metropolitan Statistical Area is also known as the Research Triangle, and contains the cities of Raleigh, Durham and Chapel Hill. It is the second largest metropolitan area in North Carolina, after the Charlotte metropolitan area.

     Raleigh is the capital of North Carolina and is the fastest growing major city in North Carolina. The population of the city was approximately 150,000 in 1980 and estimated to be approximately 208,000 in 1993.

     Research Triangle Park, which is located an approximately 10-minute drive from the Property, is the largest planned research and development industrial park in the United States. It was founded in 1958 as a cooperative effort among Duke University, the University of North Carolina and North Carolina State University. The Park comprises approximately 6,800 acres and contains over 14 million square feet of industrial space. Among the Park's approximately 60 research-oriented firms are IBM, Glaxo and Northern Telecom.

     Raleigh's economy generally is a blend of industry, education and government. The city's employment stability, strategic location, favorable labor climate, pro-business attitude and pool of educated workers have helped the area attract many major businesses and industries. Major industries in the area include electronics, electrical equipment and machinery, metal working and food processing.

     The Research Triangle is home to Duke University, the University of North Carolina at Chapel Hill and North Carolina State University.

     The immediate area surrounding the Property consists of other multi-family and single-family housing, and commercial and retail development. The Property is located just off

Interstate 40 in the northeast portion of Cary, North Carolina. The Property is proximate to major employment areas of Raleigh, including the Research Triangle, Cary Towne Center and the downtown central business district. The Property is also close to shopping, dining, entertainment, schools and churches. The Property is an approximately 15-minute drive from the Raleigh/Durham International Airport.

     Description of the Property. The Property consists of 180 garden-style apartment units in eight three-story buildings on approximately 10.4 acres of land. The Property was built in 1986.

     The Company believes that the Property is in good condition and has been well maintained. The Company has budgeted approximately $135,000 for certain renovations to the Property, including redecoration of the clubhouse, replacement of wood siding and trim, and painting.

     The Property offers five unit types. The unit mix and rents currently being charged new tenants are as follows.


                                                            APPROXIMATE
                                                          INTERIOR SQUARE              MONTHLY
QUANTITY                             TYPE                     FOOTAGE                  RENTAL
--------                             ----                     -------                  ------
   28         One bedroom/one bathroom                          641                     $610
   32         One bedroom/one bathroom                          672                      620
   32         Two bedrooms/one bathroom                         864                      695
   28         Two bedrooms/one bathroom                         880                      705
   60         Two bedrooms/two bathrooms                        991                      785

     The apartments provide a combined total of approximately 151,000 square feet of net rentable area.

     Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bath apartment unit (991 square feet) rented for $590 in 1992, $620 in 1993, $655 in 1994, $685 in 1995, and $710 in 1996, The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995, and 1996 was $7.51, $7.89, $8.34, $8.72, and $9.04, respectively.

     The buildings are wood-frame construction on concrete slabs. The exteriors are masonite siding and roofs are pitched and covered with asphalt shingles.

     Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath, as well as a cable television hook-up and individually controlled heating and air-conditioning unit. Each unit includes a wood-burning fireplace, full-sized washer/dryer connections, vaulted ceilings, Palladian windows, walk-in closets, a patio or balcony, and an outside storage closet. Some units also have skylights. Each kitchen is equipped with a refrigerator/freezer, electric range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity service, which includes heat, air-conditioning, cooking, hot water and lights.

     The Property has an outdoor swimming pool with patio area, a lighted tennis court, a brick barbecue terrace, a fitness center and a laundry room. The Property also includes a clubhouse with a kitchen, entertainment area and a leasing office. There is ample paved parking for tenants.

     There are at least three apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 93%.

     According to information provided by the seller, physical occupancy at the Property averaged approximately 98% in 1992, 98% in 1993, 99% in 1994, 98% in 1995, 99% in 1996, and 96% during the first six months of 1997. On October 23, 1997, the Property was 92% occupied.

     Most of the tenants at the Property currently are professionals. There also are some blue-collar workers, students and retired persons.

     The following table sets forth the 1996 real estate tax information on the Property.


                                         ASSESSED
             JURISDICTION                 VALUE                     TAX RATE               TAX
             ------------              -----------                  --------           ----------
Wake County                            $5,668,093                   0.6300             $35,708.99
City of Raleigh                         5,668,093                   0.5375              30,466.00
Plus residential waste
reduction fee of $16.50 per
unit:                                                                                    2,970.00
                                                                               TOTAL:  $69,144.99

     The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,408,138) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

     The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

     Material  Factors  Considered  in  Assessing  the  Property.   The  factors
considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

     1. The Company believes that the Raleigh, North Carolina area will enjoy continued economic development and steady population increase, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the presence of Research Triangle Park and three major universities in the area, and associated businesses and activities, will have a positive impact on the area for the indefinite future.

     2. The Company already owns several other apartment complexes in Raleigh and believes that it is knowledgeable and experienced regarding the Raleigh apartment rental market.

     3. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition.

     4. The Property is conveniently proximate to major employers and shopping.

     The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.

              REMINGTON PLACE (formerly Sterling Place) APARTMENTS
                             Raleigh, North Carolina


     On October 31, 1997, the Company purchased the Sterling Place Apartments, a 136- unit apartment complex located at 1909 Eyrie Court in Raleigh (Wake County), North Carolina (the "Property"). The Company has changed the name of the Property to the "Remington Place Apartments."

     The Company purchased the Property from Sterling Apartments LLC, which is not affiliated with the Company. The purchase price for the Property was $7,900,000. The entire purchase price of the Property was borrowed under the Company's unsecured line of credit and title to the Property was conveyed to the Company by a limited warranty deed.

     Location. The Property is located just off of Interstate 40 on Lake Dam Road in southwest Raleigh, North Carolina, less than a mile from Clarion Crossing Apartments, a property purchased by the Company in September, 1997. For information on the Raleigh, North Carolina metropolitan area, see "Sterling Arbor Apartments," above.

     The immediate area surrounding the Property consists of other multi-family and single-family housing, and commercial and retail development. The Property is adjacent to Lake Johnson and the city park. The Property is in close proximity to major employment centers in the area, including the Research
Triangle, Cary Towne Center and the downtown central business district. The Property is also close to North Carolina State University. There are shopping, dining, entertainment, schools and churches located near the Property. The Property is an approximately 15-minute drive from the Raleigh/Durham International Airport.

     Description of the Property. The Property consists of 136 garden-style apartments in 12 two-and three-story buildings on approximately 13.7 acres of land. The Property was built in 1985.

     The Company believes the Property is in good condition and has been well maintained. The Company has budgeted approximately $272,000 for renovations to the Property, including redecoration of the clubhouse, wood replacement and repainting, and repair of asphalt parking areas.

     The Property offers four unit types. The unit mix and rents currently being charged new tenants are as follows.

                                                             APPROXIMATE
                                                           INTERIOR SQUARE              MONTHLY
QUANTITY                             TYPE                      FOOTAGE                   RENTAL
--------                             ----                      -------                  --------
   42          One bedroom/one bathroom                           870                   $665-685
   30          One bedroom/one bathroom                         1,005                    700-720
   40          Two bedrooms/two bathrooms                       1,255                    820-840
   24          Two bedrooms/two bathrooms                       1,354                    890-900

     The apartments provide a combined total of approximately 149,000 square feet of net rentable area.

     Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one-bedroom, one-bath apartment unit (870 square feet) rented for $495 in 1992, $495 in 1993, $545 in 1994, $565 in 1995, and $603 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995, and 1996 was $6.18, $6.18, $6.81, $7.05, and $7.53, respectively.

     The buildings are wood-frame construction on concrete slabs. The exteriors have T- 111 siding and the roofs are pitched and covered with asphalt shingles.

     Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath, as well as a cable television hook-up and an individually controlled heating and air-conditioning unit. Each apartment unit has an Italian tile fireplace, full-sized washer/dryer connections, built-in bookcases, oversized closets, a sun room, track lighting, beveled mirrors, a patio or balcony, and a parquet wood foyer. Each kitchen is equipped with a refrigerator/freezer, gas range and oven, dishwasher and garbage disposal. The owner of the Property supplies cold water, sewer service and trash removal. The tenants pay for their electricity service, which includes air-conditioning and lights, and for their gas services, which includes cooking, heating and hot water.

     The Property has an outdoor swimming pool, a lighted tennis court, a fitness center, a business center, a playground, and barbecue areas. The Property has a clubhouse with a kitchen, entertainment area and a management office. There is ample paved parking for tenants.

     There are at least eight apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 96%.

     According to information provided by the seller, physical occupancy at the Property averaged approximately 91% in 1992, 91% in 1993, 91% in 1994, 91% in 1995, 91% in 1996, and 93% during the first six months of 1997. On October 23, 1997, the Property was 97% occupied.

     Most of the current tenants at the Property are professionals. There are also some blue-collar workers and retired persons.

     The following table sets forth the 1996 real estate tax information on the Property.


                                             ASSESSED
               JURISDICTION                    VALUE                 TAX RATE                  TAX
               ------------                 ----------               --------              ----------
Wake County                                 $5,337,353                0.6300               $33,625.32
City of Raleigh                              5,337,353                0.5375                28,688.27
Plus residential waste reduction
fee of $16.50 per unit:                                                                      2,244.00
                                                                                    TOTAL: $64,557.59


     The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,385,853) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

     The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

     Material  Factors  Considered  in  Assessing  the  Property.   The  factors
considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

     1. The Company believes that the Raleigh, North Carolina area will enjoy continued economic development and steady population increase, and that such development and increase will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the presence of Research Triangle Park and three major universities in the area and associated businesses and activities will have a positive impact on the area for the indefinite future.

     2. The Company already owns several other apartment complexes in Raleigh and believes that it is knowledgeable and experienced regarding the Raleigh apartment rental market.

     3. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition.

     4. The Property is conveniently proximate to major employers and shopping.

     The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.

                                    ITEM 7.a.

--------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*


--------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.c.*


--------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                    ITEM 7.d.*


--------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Cornerstone Realty Income Trust, Inc.


Date: November 17, 1997                     By:/s/ Stanley J. Olander, Jr.
                                               ---------------------------
                                                Stanley J. Olander, Jr.,
                                                Chief Financial Officer
                                                of Cornerstone Realty
                                                Income Trust, Inc.

                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                         Form 8-K dated October 31, 1997


Exhibit Number             Exhibit                                   Page Number
--------------             -------                                   -----------

         10.1              Purchase Contract for Barrington Parc
                           Apartments

         10.2              Purchase   Contract   for  St.  Regis
                           (formerly Sterling Arbor) Apartments

         10.3              Purchase Contract for Remington Place
                           (formerly Sterling Place) Apartments

         23.1              Consent of Independent Auditors*

         23.2              Consent of Independent Auditors*

         23.3              Consent of Independent Auditors*



--------
* To be filed by amendment.



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